                                                                 EXHIBIT 10.12.5

                      FIFTH AMENDMENT TO LICENSE AGREEMENT


         This Fifth Amendment to License Agreement is dated effective as of May 18, 2005 and is made by and between Emerson Radio Corp. ("Licensor") and Funai Corporation, Inc. ("Licensee").

         WHEREAS, Licensor and Licensee are parties to that License Agreement dated effective January 1, 2001, as amended (collectively, the "Agreement"); and

         WHEREAS, the parties hereto wish to amend the Agreement.

         NOW, THEREFORE, the parties agree to the following:

                  1. Second Amended Exhibit A II of the Agreement. Amended Exhibit A, Section II of the Agreement shall be amended to read as set forth on the attached Second Amended Exhibit A.

         2. Capitalized Terms. All capitalized terms not defined herein shall have the same meaning as in the Agreement.

          3. Counterparts. This Fifth Amendment and any future amendments may be executed in several counterparts that together shall constitute but one and the same document.

         4. All Other Provisions of the Agreement. All other provisions of the Agreement not amended herein shall continue to have their full force and effect.

         IN WITNESS WHEREOF, this Fifth Amendment has been executed by the duly authorized representative of each party effective as of the date first set forth above.


EMERSON RADIO CORP.                                  FUNAI CORPORATION, INC.
"Licensor"                                          "Licensee"


By: /s/ John J. Raab                                By: /s/ Takeshi Ito
Name: John J. Raab                                  Name:    Takeshi Ito
Title: COO/Senior Executive Vice President          Title:   President